EXHIBIT 10.7

                   ASSIGNMENT OF RIGHTS TO PROPRIETARY FORMULA

      This Assignment is made and entered into this 21st day of March, 2001 by and between Gold Standard Mines, Inc. an Arizona corporation, and Howard Sadlier individually, hereinafter "SADLIER" and International Star, Inc., a Nevada corporation, hereinafter "STAR," Pursuant to paragraphs 1.1, 1.3. 1.4a and b,
4.1 and all other relevant provisions contained in Agreement entered into by there herein named parties on September 23, 2000, and addendum dated this date changing paragraphs 4.1 to read 1,000,000 shares of common s tock instead of 5000,000 common, 500,000 preferred stock.

      In consideration of 1,000,000 shares of International Star, Inc. (SEC Rule
144) common stock being transferred to SADLIER as specified in the above referenced agreement, SADLIER assigns to STAR and its respective heirs and assigns all right, title and interest in a certain proprietary gold, silver, and/or platinum metals recovery formula designed by SADLIER for processing ore in and about the Wickieup, area of Arizona.

      [Confidential]

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      In consideration of this assignment the 1,000,000 shares of International
Star, Inc. Sec Rule 144 common stock are to be issued to Gold Standard Mines, Inc., Federal ID #860926500, address: 1228 Seminole Ln., Henderson, NV 89015. ACCEPTED this 21st day of March, 2000.

                                              /S/ Howard Sadlier
                                              ---------------------------------
                                              GOLD STANDARD MINES, INC.
                                              By: Howard Sadlier, President

                                              /S/ Howard Sadlier
                                              ---------------------------------
                                              HOWARD SADLIER
                                              Individually

ACCEPTANCE OF ADDEMDUM TO AFREEMENT DATED SEPTEMBER 23, 2000

      By the signatures below, the parties to the September 23, 2000 agreement and the above assignment approved the agreed issuance 500,000 preferred shares being changed to the issuance of 5000,000 common shares of SEC Rule 144 International Star, Inc. stock

                                              /S/ Howard Sadlier
                                              ---------------------------------
                                              GOLD STANDARD MINES, INC.
                                              By: Howard Sadlier, President

                                              /S/ Howard Sadlier
                                              ---------------------------------
                                              HOWARD SADLIER
                                              Individually

                                              /S/ Kamal Alawas
                                              ---------------------------------
                                              INTERNATIONAL STAR, INC.
                                              By: Kamal Alawas, President

WITNESSETH:

/S/______________________________   /S/___________________________________